SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  October 1, 1997

BLC Financial Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware                                               1-8185
(State or Other Jurisdiction of Incorporation)    (Commission File No.)

75-1430436
(IRS Employer I.D. Number)

919 Third Avenue, 17th Floor, New York, New York  10022
(Address of Principal Executive Offices)          (Zip Code)

(212) 751-5626
Registrant's Telephone Number, including Area Code

(Former Name or Former Address, If Changed Since Last Report)
Item 5.   Other Event

On October 1, 1997, a wholly-owned subsidiary of the registrant, repurchased loan participations previously sold in the amount of $5,819,288.26 from Transamerica Business Credit Corporation.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

               (1) Participation Agreement dated as of May 1, 1997. Incorporated by reference to Registrant's Current Report on Form 8-K dated May 12, 1997.
               (2) Amended Loan Agreement dated as of August 27, 1997. Incorporated by reference to Registrant's Annual Report on Form 10-K for the year ended June 30, 1997.
               (3) Letter Agreement to repurchase loan participations from Transamerica Business Credit Corporation dated October 1, 1997.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

BLC Financial Services, Inc.
(Registrant)

Dated:    November 5, 1997

By:  /s/ Robert F. Tannenhauser
     Robert F. Tannenhauser
     President

TRANSAMERICA BUSINESS CREDIT CORPORATION
8750 W. Bryn Mawr Avenue, Suite 720
Chicago, Illinois    60631

                                             October 1, 1997


Business Loan Center, Inc.
BLC Financial Services, Inc.
919 Third Avenue, 17th Floor
New York, New York   10022

Attention:     Mr. Robert Tannenhauser
          President


  Re:     Loan Participation Agreement dated as of May 1, 1997
     and Restated and Amended Loan Agreement dated as of August 27, 1997

Ladies and Gentlemen:

          Reference is made to (1) that certain Loan Participation Agreement dated as of May 1, 1997 (the "Participation Agreement") by and between Business Loan Center, Inc. ("BLC"), BLC Financial Services, Inc. ("Parent") and Transamerica Business Credit Corporation ("Transamerica"), and
(2) that certain Restated and Amended Loan Agreement dated as of August 27,1997 (the "Loan Agreement") by and between BLC, Parent and Transamerica. Unless otherwise defined herein, capitalized terms used herein that are defined in the Loan Agreement shall have the meanings given to them in the Loan Agreement.

          BLC desires, pursuant to Section 8.1(p) of the Loan Agreement, to repurchase from Transamerica on October 1,1997 all loan participations sold by BLC to Transamerica pursuant to the Participation Agreement.
This will confirm that BLC has requested Transamerica to make a Revolving Loan under the Loan Agreement on October 1, 1997 in the amount of $5,819,288.26 (the "Repurchase Amount") to fund the contemporaneous payment by BLC toTransamerica of the total amount necessary to effect such repurchase under the Participation Agreement. This will further confirm our understanding and agreement that Transamerica will make such Revolving Loan on October 1, 1997 by crediting the Repurchase Amount against the amount payable by BLC to Transamerica to effect such repurchase, and upon the crediting of such amount the financing arrangements under the Participation Agreement (provided, that any indemnity claims of Transamerica under the "Participation Documents" (as defined in the Participation Agreement) shall survive such termination).

          Please confirm our understanding and agreement with respect to the foregoing by signing and returning to us the enclosed copy of this letter.

                              Very truly yours,

                              TRANSAMERICA BUSINESS CREDIT
                              CORPORATION

                              By:     /s/ Ari Kaplan
                                       Ari D. Kaplan
                                   Senior Account Executive

ACKNOWLEDGED AND AGREED TO:

BUSINESS LOAN CENTER, INC.

By:  /s/ Jennifer Napier
     Jennifer Napier
     Chief Financial Officer


BLC FINANCIAL SERVICES, INC.

By:  /s/ Robert Tannenhauser
     Robert F. Tannenhauser
     President